                          Independent Auditors' Consent



To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated November 13, 2002, on the statement of assets and liabilities of Smith Barney Group Spectrum Fund of the Smith Barney Investment Funds Inc. ("Fund") as of September 30, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from October 30, 2000 (commencement of operations) to September 30, 2001. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.

                                                                        KPMG LLP


New York, New York
January 27, 2003

                          Independent Auditors' Consent

To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated November 13, 2002, on the statement of assets and liabilities of Smith Barney Small Cap Growth Fund of Smith Barney Investment Funds Inc. ("Fund") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from November 30, 1999 (commencement of operations) to September 30, 2000. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.

                                                                        KPMG LLP


New York, New York
January 27, 2003

                          Independent Auditors' Consent




To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated November 13, 2002, on the statement of assets and liabilities of Smith Barney Small Cap Value Fund of Smith Barney Investment Funds Inc. ("Fund") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from February 26, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.

                                                                        KPMG LLP


New York, New York
January 27, 2003